SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): January 3, 2002

                           GREENPOINT FINANCIAL CORP.
             (Exact Name of Registrant as Specified in its Charter)



       Delaware                0-22516              06-1379001
       --------                -------              ----------
    (State or other        (Commission File        (IRS Employer
    jurisdiction of            Number)            Identification
    incorporation)                                    Number)


                    90 Park Avenue, New York, New York 10016
                   -----------------------------------------
               (Address of principal executive offices) (zip code)

                                 (212) 834-1000
                      ------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.           OTHER EVENTS
                  ------------

      On January 3, 2002, GreenPoint Financial Corp. (the "Company") announced that it is exiting the manufactured housing lending business, although the Company announced that its manufactured housing finance subsidiary will honor existing commitments to fund approved loans and will also honor all existing servicing contracts. A copy of the Company's press release dated January 3, 2002 regarding its exit from the manufactured housing lending business is attached as
Exhibit 99.1 hereto and is hereby incorporated herein by reference. A copy of the Company's presentation to investors held on January 3, 2002 regarding the exit attached as Exhibit 99.2 hereto and is hereby incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------

(a)   Financial statements of businesses acquired.

      -     Not Applicable

(b)   Pro forma financial information.

      -     Not Applicable

(c)   Exhibits.

      99.1  GreenPoint Financial Corp. press release dated January 3, 2002

      99.2 GreenPoint Financial Corp. presentation to investors held January 3, 2002

                                  SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  January 3, 2002             GreenPoint Financial Corp.


                                    By:     /s/ Howard C. Bluver
                                            --------------------
                                    Name:   Howard C. Bluver
                                    Title:  Executive Vice President,
                                            General Counsel and Secretary

                                EXHIBIT INDEX

99.1        GreenPoint Financial Corp. press release dated January 3, 2002

99.2        GreenPoint Financial Corp. presentation to investors held January 3,
            2002